PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated September 18, 2020,
to
Prospectuses dated May 1, 2020,
for
PruLife® Custom Premier II Variable Universal Life Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

Effective Friday, September 18, 2020, the Hartford Growth Opportunities HLS Fund (“the Fund”) will merge into the Hartford Disciplined Equity HLS Fund. On this date all assets in the Fund will automatically transfer to the Hartford Disciplined Equity HLS Fund and all references to the Fund are hereby deleted. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the Fund will be automatically updated to replace the Fund with the Hartford Disciplined Equity HLS Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP136
CP2, CP214, CP215